Dated 16 November 2006

1.	JOHN GREASLEY

2.	NORDSON CORPORATION

3.	DAGE HOLDINGS LIMITED

AGREEMENT
for the sale and purchase
of certain shares in the capital of Dage Holdings Limited

CMS Cameron McKenna LLP (Ref: DCD)

Mitre House

160 Aldersgate Street

London EC1A 4DD

T +44(0)20 7367 3000

F +44(0)20 7367 2000

Table of Contents

1.	Definitions and Interpretation

2.	Sale and purchase

3.	Consideration

4.	Completion

5.	Further assurance

6.	Waiver of Claims

7.	Assignment

8.	Shares pending registration

9.	General

10.	Notices

11.	Governing law and jurisdiction

THIS AGREEMENT is made the     16th  day of  November 2006

BETWEEN:

(1)	JOHN GREASLEY of Kingsmead, Wicken Road, Leckhampstead, Buckingham MK18 5PA (the “Seller”);

(2)	NORDSON CORPORATION, a corporation organised under the laws of the State of Ohio, United States of America (the “Purchaser”); and

(3)	DAGE HOLDINGS LIMITED, a company registered in England with company number 03385731 whose registered office is at Rabans Lane, Aylesbury, Buckinghamshire, HP19 8RG (the “Company”).

RECITALS

As part of a transaction pursuant to which the Purchaser is to acquire the entire issued share capital of the Company, the Seller has agreed to sell the Shares to the Purchaser and the Purchaser has agreed to purchase the Shares on and subject to the terms and conditions of this Agreement.

NOW IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	In this Agreement:

“Business Day” means a day (other than a Saturday or Sunday) when banks are open for business in the City of London;

“CA 85” means the Companies Act 1985 (as amended);

“Completion” means completion of the sale and purchase of the Shares pursuant to this Agreement;

“Encumbrance” means any interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, or any agreement to create any of the above;

“Group” means collectively the Company and its subsidiaries for the time being (and “Group Company” shall be construed accordingly);

“Parties” means the Purchaser and the Seller (and “Party” shall be construed accordingly);

“Purchaser’s Group” means any of the following from time to time: the Purchaser, its subsidiaries and subsidiary undertakings and any holding company or parent undertaking (including each member of the Group) of the Purchaser and all other subsidiaries and subsidiary undertakings of any holding company or parent undertaking of the Purchaser and “member of the Purchaser’s Group” will be construed accordingly;

“Shares” means 1 special share 1 of £1.00 and 1 special share 2 of £1.00 in the share capital of the Company; and

1.2	The table of contents and headings and sub-headings are for convenience only and shall not affect the construction of this Agreement.

1.3	Unless the context otherwise requires, words denoting the singular shall include the plural and vice versa, references to any gender shall include all other genders and references to any person shall include bodies corporate (wherever incorporated), unincorporated associations, partnerships and statutory bodies as well as any legal or natural person.

1.4	The words “other”, “include” and “including” do not connote limitation in any way.

1.5	References to Recitals, clauses and sub-clauses are to (respectively) recitals to, and clauses and sub-clauses of, this Agreement.

1.6	References to any statute or statutory provision include, unless the context otherwise requires, a reference to the statute or statutory provision as modified, replaced or re-enacted and in force from time to time prior to Completion and any subordinate legislation made under the relevant statute or statutory provision (as so modified, replaced or re-enacted) in force prior to Completion;

1.7	References to a person includes a reference to any individual, firm, company, corporation or other body corporate, government, state or agency of a state or any unincorporated association, joint venture or partnership (whether or not having a separate legal personality);

1.8	Any reference to “writing” or “written” includes any non-transitory form of visible reproduction of words.

1.9	The expressions “subsidiary”, “holding company”, “body corporate”, “parent undertaking” and “subsidiary undertaking” bear the same meanings in this Agreement as they respectively bear in the CA 85.

2.	Sale and purchase

2.1	Subject to the terms of this Agreement, the Seller shall sell to the Purchaser the Shares and the Purchaser shall purchase the Shares accordingly with limited title guarantee.

2.2	The Shares shall be sold with the benefit of all rights attaching to them as at the date of this Agreement, including all dividends and distributions declared, paid or made by the Company on or after the date of Completion.

2.3	The Seller covenants, in relation to the Shares, that he has, and will at Completion have, the right to transfer the legal and beneficial title to such Shares and that they are, and will at Completion be, free from all Encumbrances other than the interests of the Beneficial Holders referred to in clause 6.1.

2.4	The Seller waives all rights of pre-emption or similar rights over any of the shares in the capital of the Company conferred on him either by the articles of association of the Company or in any other way.

3.	Consideration

The Shares shall be sold for the sum of £2,000,000 payable in cash at Completion (the “Consideration”).

4.	Completion

4.1	Completion is conditional upon completion of the acquisition of the entire issued share capital of the Company (save for the Shares) by the Purchaser.

4.2	If the condition referred to in clause 4.1 above shall not have been satisfied prior to the date falling five months from the date of this Agreement, then this Agreement shall lapse and cease to have effect and no Party shall have by claim against the other Party, save that clauses 1, 10, 11 and 12 shall survive such termination.

4.3	A completion meeting shall take place at the offices of CMS Cameron McKenna LLP, London, immediately after fulfilment of the condition set out in clause 4.1 or at such other place and/or time as the Parties may agree in writing.

4.4	At Completion:
	4.4.1	the Seller shall deliver to the Purchaser the following documents:

(a)	a transfer of the Shares duly executed by the Seller in favour of the Purchaser together with the relevant share certificates in the name of the Seller (or an indemnity in respect of such certificates in a form reasonably acceptable to the Purchaser); and

(b)	any power of attorney under which this Agreement was executed on behalf of the Seller; and

the Purchaser shall (subject to the Seller having complied in all respects with its obligations under clause 4.4.1 above) pay or procure payment of the Consideration by way of electronic transfer to the client account of the Seller’s solicitors held at National Westminster Bank plc, 32 Cornmarket Street, Oxford with account number 08512493 and sort code 54-21-23.

4.5	Notwithstanding Completion:

4.5.1	each provision of this Agreement (and any other document referred to in it) not performed at or before Completion but which remains capable of performance; and

4.5.2	all covenants and other undertakings contained in or entered into pursuant to this Agreement will remain in full force and effect and (except as otherwise expressly provided) without limit in time.

5.	Further assurance

The Seller shall from time to time on being required to do so by the Purchaser, acting reasonably, as soon as practicable following written request and at the sole cost and expense of the Purchaser, do or procure the doing of all such acts and/or execute or procure the execution of all such documents as are necessary so as to give full effect to this Agreement (or to such parts of it as remain operative after termination).

6.	Waiver of Claims

6.1	The Seller hereby confirms on behalf of himself, and as trustee on behalf of the holders of the beneficial interest of the Shares as at the date of this Agreement, (the “Beneficial Holders”) that, as at the date of this Agreement and as at Completion, save in respect of the payment of the Consideration set out in clause 3 of this Agreement, neither the Purchaser nor any Group Company has any liability, obligation or commitment of any kind to him or the Beneficial Holders in relation to the Shares and, to the extent that such liability, obligation or commitment exists, the Seller irrevocably and unconditionally:

6.1.1	agrees with the Purchaser and each Group Company that he shall not at any time, and shall procure that no Beneficial Holder shall at any time bring any claim or other action of any kind against the Purchaser any Group Company or any of their respective directors, officers or employees in relation to any such liability, obligation or commitment;

6.1.2	waives any and all rights which he may have or be entitled to exercise or which may arise (now or in the future and whether now known or not) in relation to any such liability, obligation or commitment, and agrees to procure that the Beneficial Holders do not exercise any such rights; and

6.1.3	releases the Purchaser and each Group Company from any and all such liabilities, obligations and commitments which may be owing by the Purchaser or any Group Company to him, and agrees to procure that the Beneficial Holders do not enforce any rights which they may have in relation to such liabilities, obligations and commitments.

6.2	This clause shall not exclude any liability, obligation or commitment arising directly out of any fraud on the part of the Purchaser or any Group Company.

6.3	The Company’s rights under this Agreement are limited to those contained in this clause 6.

7.	Assignment

7.1	The Purchaser may assign (in whole or in part) the benefit of this Agreement to any other member of the Purchaser’s Group provided that, if such assignee ceases to be a member of the Purchaser’s Group, the Purchaser will procure that all the benefits relating to this Agreement that have been assigned to such assignee are re-assigned to the Purchaser immediately before such cessation.

7.2	The Seller may not assign the benefit of, or any of his rights under, this Agreement.

8.	Distribution of Consideration

The Seller hereby agrees and undertakes to distribute to each Beneficial Holder the proportion of the Consideration required to be distributed to them in accordance with their entitlement to the same (the “Relevant Proportion”) and further undertakes to pay on demand to the Purchaser a sum equal to all losses, liabilities, costs or expenses which the Purchaser actually suffers or incurs to the extent that such losses, liabilities, costs or expenses arise from a claim by the Beneficial Holders, or any of them, that the Relevant Proportion had not been properly distributed to them by the Seller in accordance with the provisions of this clause 8.

9.	Shares pending registration

9.1	The Seller hereby agrees that, with effect from Completion and for so long as he remains the registered holder of any of the Shares after Completion he will:

9.1.1	hold such Shares and any dividends and other distributions of profits or surplus or other assets declared, paid or made in respect of them after the date of this Agreement and all rights arising out of or in connection with them (but excluding, for the avoidance of doubt, the Consideration and the right to receive the Consideration) in trust for the Purchaser; and

9.1.2	deal with and dispose of the Shares and all such dividends, distributions and rights as are described in clause 8.1.1 only as the Purchaser may direct.

9.2	With effect from Completion, the Seller hereby irrevocably and unconditionally appoints the Purchaser and any director to the Purchaser for the time being acting severally as his lawful attorney (and to the complete exclusion of any rights that he may have in such regard) for the purpose of exercising any and all voting and other rights and receiving any and all benefits and entitlements which may now or at any time after Completion attach to or arise in respect of any of the Shares (but excluding any benefits or entitlements to which the Seller may be entitled pursuant to this Agreement) and receiving notices of and attending and voting at all meetings of the members of the Company (or any class thereof) and generally executing or approving such deeds or documents (including, without limitation, any shareholder written resolution) and doing any such acts or things in relation to any of the Shares as the attorney may think fit in each case from Completion to the day on which the Purchaser is entered in the register of members as the holders of the Shares or, if earlier, 60 days from the date of Completion. In addition, the Seller hereby authorises and instructs the Company to send all notices in respect of the Shares to the Purchaser during such period.

10.	General

10.1	No delay or omission by any Party in exercising any right, power, privilege or remedy hereunder shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof and no single or partial exercise or non-exercise of any right, power, privilege or remedy shall in any circumstances preclude any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

10.2	No variation to this Agreement shall be of any effect unless it is agreed in writing and signed by or on behalf of each Party.

10.3	Except as otherwise stated in this Agreement, each Party shall bear its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and all other agreements forming part of the transactions contemplated by this Agreement. Without prejudice to the generality of the foregoing, all stamp, transfer and registration taxes, duties and charges and all (if any) notarial fees payable in connection with the sale of Shares shall be payable by the Purchaser.

10.4	All payments to be made under this Agreement shall be made in full without any set-off or counterclaim and free from any deduction or withholding except as may be required by law.

10.5	This Agreement constitutes the whole and only agreement and understanding between the Parties in relation to its subject matter. Except in the case of fraud, all previous agreements, understandings, undertakings, representations, warranties and arrangements of any nature whatsoever between the Parties (or any of them) with any bearing on the subject matter of this Agreement are superseded and extinguished (and all rights and liabilities arising by reason of them, whether accrued or not at the date of this Agreement, are cancelled) to the extent that they have such a bearing.

10.6	This Agreement may be executed in any number of counterparts and by the Parties on different counterparts. Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same Agreement.

10.7	Nothing in this Agreement is intended to confer on any person any right to enforce any term of this Agreement which that person would not have had but for the Contracts (Rights of Third Parties) Act 1999 save that the Group Companies shall have the right to enforce the provisions of clause 6.

11.	Notices

11.1	Any communication to be given in connection with the matters contemplated by this Agreement shall be in writing and shall either be delivered by hand or sent by first class pre-paid post. Delivery by courier shall be regarded as delivery by hand. Such communication shall be sent to the address set out at the outset of this Agreement or to such other address as may previously have been communicated to the sending Party in accordance with this clause. Each communication shall be marked for the attention of the relevant person.

11.2	A communication shall be deemed to have been served:

	11.2.1	if delivered by hand at the address referred to above at the time of delivery;

11.2.2	if sent by first class pre-paid post to the address referred to in that sub-clause, at the expiration of two clear days after the time of posting; and

11.2.3	if sent by facsimile to the number referred to in that sub-clause, at the time of completion of transmission by the sender.

If a communication would otherwise be deemed to have been delivered outside normal business hours (being 9:30 a.m. to 5:30 p.m. on a Business Day) under the preceding provisions of this clause, it shall be deemed to have been delivered at the next opening of such normal business hours.

11.3	In proving service of the communication, it shall be sufficient to show that delivery by hand was made or that the envelope containing the communication was properly addressed and posted as a first class pre-paid letter or that the facsimile was despatched and a confirmatory transmission report received.

11.4	A Party may notify the other Parties of a change to its name, relevant person, address or facsimile number for the purposes of sub-clause 9.1 provided that such notification shall only be effective on the date specified in the notification as the date on which the change is to take place or if no date is specified or the date specified is less than five clear Business Days after the date on which notice is deemed to have been served, the date falling five clear Business Days after notice of any such change is deemed to have been given.

12.	Governing law and jurisdiction

This Agreement shall be governed by and construed in accordance with English law and each of the Parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

AS WITNESS whereof the Parties hereto or their duly authorised representatives have executed this Agreement as a deed on the date first appearing at the head of this Agreement.

Signed as a deed by	)
And	)
for and on behalf of	)
NORDSON CORPORATION	)
Duly Authorised Officer
Duly Authorised Officer

Signed as a deed by	)
And	)
for and on behalf of	)
DAGE HOLDINGS LIMITED
Director
Director/Secretary

Signed as a deed by	)
JOHN GREASLEY	)
in the presence of	)

Name of Witness:

Address:

Occupation